U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A   AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2009

Gisser Automotive Concepts, Inc.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

333-145181	13-3948927
(Commission File No.)	(IRS Employer Identification No.)

52 Edison Court
Monsey, New York 10952
(845) 356-8008
(Address and telephone number of principal executive offices and place of business)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 20, 2009, Gisser Automotive Concepts, Inc. (the “Registrant”) changed its principal independent accountants. On such date, Ross & Company CPA, PLLC, 636 Veterans Memorial Hwy, Hauppauge, NY 11788, 631-979-3141, notified the Registrant that he declined to stand for re-appointment as the Independent Auditor of the Registrant and was terminated. Previous to this date of termination, Ross & Company CPA, PLLC, has audited our financial statements for the years ended April 30, 2007, April 30, 2008 and has reviewed our interim financial statements for the period ended October 31, 2008.

On July 20, 2009, the management of the Registrant engaged Frumkin, Lukin & Zaidman, CPAs P.C., located at 100 North Village Avenue Suite 21, Rockville Centre, NY 11570, 516-766-6635, as its independent auditors to audit its financial statements for the fiscal year ended April 30, 2009. The decision to change auditors was approved by the Registrant's Board of Directors.

The Termination of Ross & Company CPA, PLLC

Ross & Company CPA, PLLC was the independent registered public accounting firm for the Registrant for our years ended April 30, 2007, April 30, 2008 and for the period ended October 31, 2008. None of Ross & Company CPA, PLLC reports on the Registrant’s financial statements for these periods, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ross & Company CPA, PLLC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Ross & Company CPA, PLLC served as the Registrant’s principal independent accountants.

However, the reports of Ross & Company CPA, PLLC, for our years ended April 30, 2007, April 30, 2008 and for the period ended October 31, 2008 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern as we had suffered recurring losses and negative working capital, had experienced negative cash flows from operating activities and also due to uncertainty with respect to our ability to meet short-term cash requirements.

The Registrant has provided Ross & Company CPA, PLLC with a copy of this disclosure and has requested that Ross & Company CPA, PLLC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Ross & Company CPA, PLLC addressed to the Securities and Exchange Commission dated July 27, 2009 is filed as Exhibit 16.1/A to this Current Report on Form 8-K/A.

The Engagement of Frumkin, Lukin & Zaidman CPAs PC

Prior to July 20, 2009, the date that Frumkin, Lukin & Zaidman CPAs PC was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Frumkin, Lukin & Zaidman CPAs PC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Frumkin, Lukin & Zaidman CPAs PC that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Frumkin, Lukin & Zaidman CPAs PC regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-X and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-X.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

                    (c) Exhibits.

16.1/A        Updated letter from our former auditor, Ross & Company CPA, PLLC, to the Commission, concerning change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2009	By:	/s/ Daryl K. Gisser
Name: Daryl K. Gisser
Title: Chief Executive Officer, President